UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 6, 2007

INTERACTIVE BROKERS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33440	30-0390693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Pickwick Plaza, Greenwich, CT  06830

(Address of Principal Executive Offices) (Zip Code)

(203) 618-5800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17  CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR  240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the  Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operation and Financial Condition.

The Registrant hereby provides certain quarterly financial and operating data for each quarter of 2006 and the first quarter of 2007 (the “Quarterly Financial Data”), which is furnished as Exhibit 99.1 to this report and incorporated herein by reference.  The Quarterly Financial Data consists of certain consolidated and segment financial data, market making and electronic brokerage volume statistics and market share data, and pro forma consolidated statements of income for each fiscal quarter presented.  The Registrant believes that this information is important for investors in order to better understand the Registrant’s quarterly results and to facilitate comparisons to prior periods.

The information furnished in this report (including Exhibit 99.1 hereto) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and unless expressly set forth by specific reference in such filings, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

99.1	Quarterly Financial and Operating Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2007

INTERACTIVE BROKERS GROUP, INC.

By:	/s/ Paul J. Brody
Name: Paul J. Brody
Title: Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

99.1	Quarterly Financial and Operating Data